FEDERATED INSURANCE SERIES

Federated Prime Money Fund II

Supplement to the Current Prospectuses

A Special Meeting of the shareholders of Federated Prime Money Fund II (the “Fund”), a portfolio of Federated Insurance Series (the “Trust”), has been called and will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 on June 2, 2008,  at 2:00 p.m. (Eastern time).  A form of Proxy and Proxy Statement for the meeting are furnished together with this notice.  The Special Meeting will be held for the following purposes:

1.	To approve or disapprove amending the Fund’s fundamental investment limitation regarding concentration of its investments; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

If approved by shareholders, the fundamental investment limitation will be as follows:

“The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of it total assets in the financial services industry.”

The Board of Trustees has fixed April 7, 2008 as the record date for determination of shareholders entitled to vote at the Special Meeting.

April 10, 2008

Cusip 313916504
38345 (4/08)